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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K dated March 19, 2002, into the Company's previously filed Registration Statements File Nos. 33-72852, 33-34250, 33-91714, 333-30099, 333-53253, 333-71423, 333-81459, 333-84391, 333-88807, 333-40566, and
333-42104.

/s/Arthur Andersen LLP
Vienna, Virginia
March 26, 2002